SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ELECTRO RENT CORPORATION

(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL 2
APPROVAL OF THE ADOPTION OF THE 2002 OPTION PLAN
PROPOSAL 3
APPROVAL OF SELECTION OF INDEPENDENT AUDITORS
ANNEX B
APPENDIX A

ELECTRO RENT CORPORATION
6060 Sepulveda Boulevard
Van Nuys, California 91411-2512

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 10, 2002

DEAR SHAREHOLDERS:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of ELECTRO RENT CORPORATION to be held on Thursday, October 10, 2002, at 10:00 o’clock A.M., at our offices, located at 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512. At the meeting we will:

1.	Elect seven directors to serve as members of our Board of Directors until the next Annual Meeting or until their successors are elected.

2.	Vote to approve Electro Rent’s 2002 Employee Stock Option Plan, attached to this Proxy Statement as Annex A.

3.	Vote to approve the selection of Deloitte & Touche LLP as our independent auditors.

4.	Transact and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Shareholders of record at the close of business on August 23, 2002 are entitled to vote at the Annual Meeting. We urge you to vote your shares promptly by signing, dating and marking the enclosed proxy. You have the right to revoke your proxy before it is exercised by giving us written notice any time before the Annual Meeting.

         All shareholders are cordially invited to attend the meeting in person. In any event, please mark, date, sign and return the enclosed proxy.

By Order of the Board of Directors

Steven Markheim, Secretary

DATED: August 23, 2002

Your vote is important, whether or not you expect to attend the Annual Meeting of Shareholders, please mark, date, sign and return promptly the enclosed proxy in the stamped return envelope provided. Your prompt return of the proxy will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

The Annual Meeting is on October 10, 2002. Please return your proxy in time.

ELECTRO RENT CORPORATION
6060 Sepulveda Boulevard
Van Nuys, California 91411-2512
_____________________________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Thursday, October 10, 2002
_____________________________

GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

Unless otherwise noted (1) the terms “Electro Rent,” “we,” “us,” and “our,” refer to Electro Rent Corporation and its subsidiary, Genstar Rental Electronics, Inc., (2) the terms “Common Stock” and “shareholder(s)” refer to Electro Rent’s common stock and the holders of that stock, respectively, and (3) the term “Board” shall refer to our Board of Directors.

         We are furnishing this Proxy Statement to you in connection with our solicitation of proxies at our Annual Meeting of shareholders on October 10, 2002, and any adjournments or postponements thereof. Enclosed with this Proxy Statement is a copy of our Annual Report on Form 10-K (without exhibits) for the fiscal year ended May 31, 2002. However, the Annual Report is not intended to be a part of this Proxy Statement or a solicitation of proxies. We are first mailing this Proxy Statement and the accompanying form of proxy on or about August 23, 2002.

Time, Place and Purposes

         We will hold our Annual Meeting at our offices, located at 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512 on Thursday, October 10, 2002 at 10:00 A.M., local time. At the Annual Meeting, we will ask you:

•	To elect seven directors to serve as members of our Board until the next Annual Meeting or until their successors are elected.

•	To approve Electro Rent’s 2002 Employee Stock Option Plan, attached to this Proxy Statement as Annex A.

•	To approve the selection of Deloitte & Touche LLP as our independent auditors.

         Although we are not aware of any other matters to be submitted to our shareholders at the Annual Meeting, any other business which properly comes before the meeting may be transacted at the meeting. If other matters do properly come before the meeting, the persons named in the enclosed proxy may vote on such matters in accordance with their best judgment.

Record Date; Voting Rights; Votes Required for Approval

         Our Board has fixed the close of business on August 23, 2002 as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record as of the close of business on the record date will be entitled to vote at the Annual Meeting.

         As of August 23, 2002, the record date, there were 24,802,860 shares of Common Stock issued and outstanding. Each share is entitled to one vote.

         Holders of a majority of the issued and outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The seven nominees for the Board receiving the greatest numbers of votes at the meeting will be elected to the seven director positions. Electro Rent’s 2002 Employee Stock Option Plan and the selection of Deloitte & Touche LLP as our independent auditors must both be approved by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting, assuming the required quorum is present. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the vote unless such shares are necessary to satisfy the quorum requirement, in which case abstentions and broker non-votes will have the effect of a vote against the proposal.

Voting and Revocation of Proxies

         All shares represented by valid proxies that we receive before the Annual Meeting will be voted at the Annual Meeting as specified in the proxy, unless the proxy has been previously revoked. If no specification is made on a proxy with respect to a proposal, the related shares will be voted “FOR” that proposal. Unless you indicate otherwise, your proxy card also will confer discretionary authority on the board-appointed proxies to vote the shares represented by the proxy on any matter that is properly presented for action at the Annual Meeting.

         You have the right to revoke your proxy at any time before it is voted by giving written notice of revocation to our Secretary by mail or by facsimile, by submitting a subsequent later-dated proxy or by voting in person at the Annual Meeting.

Costs of Solicitation

         We will pay the expenses of printing, assembling and mailing this Proxy Statement. In addition to the use of the mails, our directors, officers or regular employees may solicit proxies without additional compensation, except for reimbursement of actual expenses. They may do so using the mails, in person, by telephone, by facsimile transmission or by other means of electronic communication. We may also make arrangements with brokerage firms and custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of Common Stock held of record by such persons as of the record date. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending these proxy materials to, and obtaining instructions from, beneficial owners.

Recommendation of our Board

         Our Board unanimously recommends that you vote “FOR” the nominees to be elected to the Board, “FOR” Electro Rent’s 2002 Employee Stock Option Plan, and “FOR” the selection of Deloitte & Touche LLP as our independent auditors.

         If you sign and return your proxy but do not give voting instructions, your shares will be voted as recommended by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of the record date the holdings (i) by each person who we know owns 5% or more of our Common Stock, (ii) each of our directors, (iii) each person named in the summary compensation table, and (iv) by all directors and officers as a group. Except as otherwise noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Common Stock

	Number of	Percent of
Name and Address of Owner(1)	Shares(2)	Class (2)

Private Capital Management(3)	5,936,868	23.89%
7295 Tilden Lane
Naples, Florida 34108

Daniel Greenberg(2)(4)	4,178,406	16.77%

T. Rowe Price Associates, Inc.(5)	3,679,150	14.80%
100 East Pratt Street
Baltimore, Maryland 21202

Phillip Greenberg(6)	2,404,773	9.68%

William Weitzman(2)(7)	424,397	1.70%

Gerald D. Barrone	45,011	*

Nancy Y. Bekavac	22,054	*

Craig R. Jones (2)	18,123	*

Joseph J. Kearns	4,495	*

S. Lee King	29,863	*

Steven Markheim(2)	97,885	*

Gary B. Phillips(2)	120,076

Executive Officers and Directors as a Group (16 Persons)	5,073,938 (8)	17.86%

*	Less than 1%.

(1)	The address of each shareholder is 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512, unless otherwise set forth.

(2)	Any shares which are available under options which are currently exercisable or which will become exercisable within 60 days after the date as of which information in this table is provided are considered to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not considered outstanding for the purpose of computing the percentage of shares owned by any other person. The number of shares in this table includes shares issuable upon exercise of options currently exercisable or exercisable within 60 days after the date as of which information in this table is provided as follows: Mr. Greenberg, 70,000 shares; Mr. Weitzman, 79,750 shares; Mr. Phillips, 105,500 shares; Mr. Markheim, 85,500 shares, and Mr. Jones, 18,000 shares.

(3)	Based upon information disclosed in the Form 13F filed by Private Capital Management on August 14, 2002, it beneficially owns 5,822,879 shares. Based upon information contained in the Schedule 13G filed by Private Capital Management on February 15, 2002, it has sole voting and disposition power with respect to no shares and has shared voting and disposition power with respect to 5,936,868 shares. Bruce S. Sherman has sole voting and disposition power with respect to 48,600 shares and has shared voting and disposition power with respect to 5,941,368 shares. Gregg J. Powers has sole voting and disposition power with respect to 9,000 shares and has shared voting and disposition power with respect to 5,936,868 shares.

(4)	Based upon information contained in the Schedule 13G filed by Daniel Greenberg, Mr. Greenberg has sole voting and disposition power with respect to 3,810,447 shares. The 4,178,406 shares reflected in the table include (a) 204,463 shares held by the Electro Rent Corporation Employee Stock Ownership Plan, referred to as the ESOP, for the benefit of Mr. Greenberg, but to which he disclaims beneficial ownership; (b) 121,496 shares held by The Mayer Greenberg Foundation, which Daniel Greenberg has the right to vote, but as to which he disclaims beneficial ownership, and (c) 70,000 shares issuable upon options currently exercisable or exercisable within 60 days after the date as of which information in this table is provided.

(5)	Based upon information contained in the Schedule 13G filed by T. Rowe Price Associates, Inc., it has sole voting power with respect to 882,650 shares and sole dispositive power with respect to 3,679,150 shares. T. Rowe Price Small-Cap Value Fund, Inc. has sole voting power with respect to 2,002,000 shares, but does not have sole or shared dispositive power to any shares.

(6)	Based upon information contained in the Schedule 13G filed by Phillip Greenberg, Mr. Greenberg has sole voting and disposition power with respect to 2,404,773 shares.

(7)	150,743 of these shares are held in a revocable family trust.

(8)	Based on publicly available share ownership information and includes (a) 539,905 shares underlying options held by executive officers and directors that are currently exercisable or exercisable within 60 days after the date as of which information in this table is provided, (b) 417,503 shares held by the ESOP for the benefit of such executive officers and directors, and (c) 121,498 shares held by The Mayer Greenberg Foundation, which Daniel Greenberg has the right to vote but as to which he disclaims beneficial ownership.

PROPOSAL 1

ELECTION OF DIRECTORS

         The Board has nominated the following seven persons as directors to serve until the next Annual Meeting, or until their successors have been duly elected and qualified. Except for Mr. Pignatelli, each of the nominees is now a director of Electro Rent. None of the nominees is related by blood, marriage or adoption to any other nominee or any executive officer of Electro Rent. The seven nominees receiving the greatest numbers of votes at the meeting will be elected to the seven director positions. Our Board recommends that you vote FOR each of the nominees listed below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Board’s seven nominees named below. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by our present Board to fill the vacancy. The schedule below sets forth with respect to each nominee for election (1) his or her age, (2) when he or she first became a director, and (3) his or her occupation and business experience during the past five years.

Name and Principal Occupation	Age	Director Since

Gerald D. Barrone(1)	71	1987
Retired

Nancy Y. Bekavac(2)	55	1992
President, Scripps College

Daniel Greenberg(3)	61	1976
Chief Executive Officer and Chairman of the
Board of Electro Rent

Joseph J. Kearns(4)	60	1988
President, Kearns Associates,
an investment consulting firm

S. Lee Kling(5)	73	1996
Chairman of the Board of Kling Rechter & Co.,
a merchant banking corporation

James S. Pignatelli(6)	58	New Nominee
Chairman, President and Chief Executive Officer of
Unisource Energy Corporation

William Weitzman	63	1974
President and Chief Operating Officer of Electro Rent

(1)	From 1991 until 1998 Mr. Barrone was a director of Coast Federal Bank.

(2)	Ms. Bekavac has been president of Scripps College since 1990.

(3)	See “Principal Shareholders.”

(4)	From 1982 to 1998 Mr. Kearns was Vice President and Chief Financial Officer of the J. Paul Getty Trust. He is a trustee of MAS Funds and Southern California Edison Nuclear Decommissioning Trust.

(5)	Mr. Kling is a director of Bernard Chaus, Inc., Engineered Support Systems, Inc., Falcon Products, Inc., Kupper Parker Communications, Inc., Learn2.com, and National Beverage Corp.

(6)	From 1997 to 1998 Mr. Pignatelli was Senior Vice President and Chief Operating Officer of Unisource Energy Corporation.

         Executive Officers.

         The schedule below sets forth the name, age and office or offices of each of our executive officers. No executive officer is related by blood, marriage or adoption to any other executive officer, director or nominee for director. Each executive officer has been employed by Electro Rent for more than five years.

			Held Office or
Name	Age	Office or Offices	Offices Since

Daniel Greenberg	61	Chairman of the Board and Chief Executive Officer	1979

William Weitzman	63	President and Chief Operating Officer	1982

Gary B. Phillips	50	Senior Vice President	1983

Steven Markheim	49	Vice President, Administration and Secretary	1987

Craig R. Jones	56	Vice President and Chief Financial Officer	1990

Richard E. Bernosky	46	Vice President, Product Management	1993

Dennis M. Clark	48	Vice President and General Manager - Computer	1994
		Products and Services Group

Thomas A. Curtin	49	Vice President, Sales - Eastern Region and Canada	1994

Ronald J. Deming	53	Vice President, Distribution and Technical Services	1998

Craig R. Burgi	49	Vice President, Sales - Computer Products	1998

John Hart	53	Vice President, Sales - Western Region	1998

Peter M. Shapiro	58	Vice President, Human Resources	1998

Board and Committees.

         The Board meets quarterly and also takes action as required by unanimous written consent. The Board has four standing committees described below. Overall attendance at board and committee meetings exceeded 95%, and no director has attended less than 75% of the meetings in the prior year.

         Director Compensation. Directors who are employees receive no additional compensation for their services as directors. Directors who are not employees are paid:

•	An annual cash retainer of $20,000.

•	$1,000 for each board meeting which he or she attends.

•	$1,000 for each meeting of the Compensation and Audit Committees which he or she attends.

         Effective with this Annual Meeting, upon election to the Board for the first time each non-employee director will receive a stock option covering 5,000 shares of our Common Stock and each director who is reelected will receive a stock option covering 2,000 shares of our Common Stock. These options will have a five year term, be granted at not less than the current fair market value, and vest over the following two years.

         Audit Committee. The Audit Committee’s primary function is to review the financial information to be provided to Electro Rent’s shareholders, the financial reporting process, the system of internal controls, the audit process and Electro Rent’s process for monitoring compliance with laws and regulations.

         New Audit Committee Charter. In the first half of 2002, the SEC, along with the National Association of Securities Dealers (referred to as the NASD) and the stock exchanges, proposed and issued numerous new rules and regulations with the goal of improving the internal auditing controls of publicly registered companies. Although most of these newly adopted requirements do not become effective until after January 1, 2003, our Audit Committee and Board believe it is in the best interest of our shareholders that we strive to adhere to these new, more stringent standards currently and in the future. In this regard, as of August 23, 2002, the Board adopted a new Electro Rent Corporation Audit Committee Charter, which is filed as Annex B to this proxy statement. Our new Audit Committee Charter replaces the Audit Committee Charter previously adopted by the Board and filed as an appendix to our proxy statement filed in 2000 for our 2000 Annual Meeting of Shareholders.

         Under our new Audit Committee Charter, the Audit Committee is solely responsible for:

•	Hiring and firing the independent auditors for Electro Rent;

•	Resolving any disagreement between the auditors and management; and

•	Approving all non-audit services performed by Electro Rent’s auditors, subject to a de minimis exception.

         With respect to the committee’s membership:

•	All of our Board members, except Messrs. Greenberg and Weitzman, serve as members of the Audit Committee, and our Board has affirmatively determined that the members of the Audit Committee are “independent,” meaning that no member has a material relationship with Electro Rent (either directly or as a partner, shareholder or officer of an organization that has a relationship with Electro Rent).

•	The Chair of the Audit Committee is Mr. Kearns, who has sufficient accounting or financial management experience to protect the interests of Electro Rent’s shareholders, evaluate financial statements, understand general accounting principles, GAAP reporting, and monitor and evaluate internal audit controls as well as the overall audit process and compliance with laws and regulations.

•	At least one member of the Audit Committee has accounting or financial management experience sufficient to qualify as a “financial expert” under the rules issued by the SEC and the NASD.

•	No member of the Audit Committee sits on audit committees for more than two other public companies, except for Mr. Lee Kling, whose appointment to the Audit Committee has been explicitly approved by the Board.

•	Each member of the Audit Committee has one vote.

•	No Audit Committee member receives any compensation from Electro Rent, other than as a director and/or as a member of any committee appointed by the Board.

         In performing its duties, the Audit Committee seeks to maintain free and open communication between the directors, the independent auditors, the internal auditors and the financial management of Electro Rent. The Audit Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns. In carrying out its oversight duties, among other things, the Audit Committee:

•	Meets in an executive session at least quarterly, or more frequently as circumstances dictate.

•	Inquires quarterly of the independent auditors of their views about Electro Rent’s choices of accounting principles and how disclosure practices may affect public views and attitudes about Electro Rent.

•	Reviews at least quarterly with financial management and the independent auditors (a) the financial statements contained in the quarterly and annual reports to shareholders; (b) critical financial reporting issues, policies and practices, (c) significant period-end adjustments; and (d) the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used and particularly, the degree of aggressiveness or conservatism of our accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

•	Reviews with financial management and the independent auditors quarterly and annual earnings releases and press releases containing historical or forward-looking financial information before the reports are filed with the SEC, or other regulators, or the releases are published.

         Audit Committee Meetings in fiscal 2002. The Audit Committee met twice during the past fiscal year.

         Audit Committee Disclosures.

•	The Audit Committee has reviewed and discussed the audited financial statements with our management.

•	The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement of Auditing Standards 61.

•	The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence.

•	Based upon the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K (as incorporated by reference from the annual report to shareholders).

         Compensation Committee. The Compensation Committee is generally responsible for:

•	Reviewing the compensation of officers and key employees.

•	Making recommendations to the Board regarding amounts of or changes in compensation including:

•	Bonuses.

•	Stock Options.

•	Other Management Incentives.

         Compensation Committee Members. All of the Board members except Messrs. Greenberg and Weitzman serve as members of the Compensation Committee.

         Compensation Committee Meetings. The Compensation Committee met twice during the past fiscal year.

         Stock Option Plan Committee. The Stock Option Plan Committee currently grants options under our 1996 Stock Option Plan, as amended, referred to as the “1996 Option Plan.” We may grant incentive stock options and nonstatutory stock options under the 1996 Option Plan. We may grant nonstatutory stock options under the Director Option Plan to our directors who are not employed by Electro Rent or its subsidiary. Effective with this Annual Meeting, upon election for each year each non-employee director who is elected to the Board for the first time will receive a stock option covering 5,000 shares of our stock and each director who is reelected will receive a stock option covering 2,000 shares of our stock. These options will have five year terms, be granted at not less than then current fair market value, and vest over the following two years.

         Subject to approval by the shareholders, our Board of Directors has adopted a new plan, the “2002 Option Plan,” which would authorize us to issue a maximum of 1,500,000 shares of Common Stock, upon the exercise of incentive stock options or nonstatutory stock options granted under the 2002 Option Plan. See “Proposal 2: Approval of the 2002 Option Plan.” If the 2002 Option Plan is approved by our shareholders, the plan will be administered by the Stock Option Plan Committee.

         Option Plan Committee Members. The members of the Option Committee are Messrs. Barrone, Kearns and Kling, and Ms. Bekavac.

         Option Plan Committee Meetings in 2001. The Option Plan Committee did not meet during the past fiscal year.

         Options Granted under Option Plans. No Options to purchase shares of Common Stock were granted under the 1996 Option Plan in our fiscal year ended May 31, 2002. Options to purchase 507,750 shares were granted under the 2002 Option Plan in July 2002, subject to shareholder approval of that plan.

         Director Option Plan Committee. The Director Option Plan Committee permits the grant of nonstatutory stock options to our directors who are not employed by Electro Rent or its subsidiary, as amended in 2001 to increase the number of shares of Common Stock available for grant under the Director Option Plan from 50,000 to 100,000, referred to as the “Director Option Plan.” Options granted under the Director Option Plan are exercisable, during the lifetime of the optionee, only by the optionee and are not transferable by the optionee, other than by will or by the laws of descent and distribution.

         Under the 1996 Director Option Plan, non-employee directors may elect to defer all or a portion of their annual retainer and receive nonqualified options equivalent to the amount of the deferred director’s fees divided by 75% of the fair market value per share on the date of grant. Upon exercise of the options, the director pays 25% of the fair market value per share on the date of grant. The term of an option granted under this plan is five years. The options committee has the discretion to determine the vesting schedule and the period required for full exercisability of stock options; however, in no event can an option be exercised before the first anniversary of the date of grant. Upon exercise of any option granted under the 1996 Director Option Plan, the exercise price must be paid in cash.

         Director Option Plan Committee Members. The members of the Director Stock Option Committee are Messrs. Greenberg and Weitzman, both of whom are ineligible to receive options under the Director Option Plan.

         Director Option Plan Committee Meetings. The Director Option Plan Committee met once during the past fiscal year.

         Options Granted under Director Option Plan. Options to purchase 7,574 shares of Common Stock were granted under the Director Option Plan in our fiscal year ended May 31, 2002.

Compliance With Section 16 of the Securities Exchange Act of 1934.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, as well as persons who own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company’s Common Stock. Directors, executive officers and greater-than-ten-percent stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of reports filed with the SEC and submitted to the Company and on written representations by certain directors and executive officers of the Company, the Company believes that all of the Company’s directors and executive officers filed all required reports on a timely basis during the past fiscal year.

Transactions With Management.

         Mr. Greenberg personally rents approximately 600 square feet of space in our building located at 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512, at rates comparable to those paid by other third party tenants.

EXECUTIVE COMPENSATION

         The summary compensation table set forth below reflects information concerning annual and long-term compensation we paid to our chief executive officer and to each of the other four most highly compensated executive officers (the “Named Executive Officers”) for their services to Electro Rent and its subsidiaries in all capacities for the fiscal years ended May 31, 2002, 2001 and 2000.

					Long-Term Compensation

	Annual Compensation				Awards		Payouts

				Other	Restricted			All Other
				Annual Comp-	Stock		LTIP	Compen-
Name and Principal Position	Year	Salary($)	Bonus($)	ensation($)(1)	Award(s)($)	Options(#)	Payouts ($)	sation($)(2)

Daniel Greenberg	2002	$385,000	$115,000	0	0	0	0	$25,196

Chairman of the Board and	2001	385,000	375,000	0	0	0	0	25,592

Chief Executive Officer	2000	385,000	375,000	0	0	0	0	25,231

William Weitzman	2002	$335,000	$105,000	0	0	0	0	$23,152

President and	2001	335,000	350,000	0	0	19,500	0	24,658

Chief Operating Officer	2000	335,000	350,000	0	0	0	0	10,844

Gary B. Phillips	2002	$210,000	$70,000	0	0		0	$11,933

Senior Vice President	2001	210,000	190,000	0	0	11,000	0	12,425

	2000	210,000	190,000	0	0	0	0	11,292

Steven Markheim	2002	$195,000	$60,000	0	0		0	$13,254

Vice President and	2001	195,000	150,000	0	0	11,000	0	12,406

Secretary	2000	190,000	150,000	0	0	0	0	10,453

Craig R. Jones	2002	$150,000	$25,000	0	0		0	$7,687

Vice President and	2001	148,000	50,000	0	0	6,000	0	8,627

Chief Financial Officer	2000	145,000	50,000	0	0	0	0	7,103

(1)	The value of perquisites and other personal benefits has not been included for fiscal years 2002, 2001 and 2000, since the value of such benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any individual named.

(2)	All Other Compensation for fiscal year 2002 includes the following for Messrs. Greenberg, Weitzman, Phillips, Markheim and Jones: (i) Company matching contributions to the 401(k) Savings Plan of $5,436 for each Named Executive Officer, respectively, (ii) Company contributions to the Supplemental Executive Retirement Plan of $15,250; $13,375; $5,750, $7,145 and $749 on behalf of the Named Executive Officers, respectively, to match a portion of 2002 pretax elective deferred contributions (included under salary) made by each person to such plans, and (iii) Electro Rent payments of term life insurance premiums of $4,510; $4,340; $747; $672 and $1,502 on behalf of the Named Executive Officers, respectively.

                  Stock Option Plans.

1996 Option Plan. The 1996 Option Plan permits the grant of options to officers, employees, directors and consultants of the Company. At May 31, 2002, the 1996 Option Plan had 20,380 shares of Common Stock remaining for future grants.

The 1996 Option Plan is administered by a committee of the Board composed of Messrs. Barrone, Kearns and Kling, and Ms. Bekavac, who were entitled to receive options to purchase 2,000 shares of Common Stock upon re-election to the Board, along with all other re-elected non-employee Board Members, but who are otherwise not eligible to participate in the Plan. Each option is evidenced by written agreement in a form approved by the options committee. No options granted under the 1996 Option Plan are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.

Under the 1996 Option Plan, the exercise price of an incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of Electro Rent’s capital stock on the date of grant). The exercise price of a non-qualified stock option must be not less than 85% of the fair market value of the Common Stock on the date of grant. The term of an incentive or non-qualified stock option is not to exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The options committee has the discretion to determine the vesting schedule and the period required for full exercisability of stock options. Upon exercise of any option granted under the

1996 Option Plan, the exercise price may be paid in cash, and/or such other form of payment as may be permitted under the applicable option agreement, including, without limitation, previously owned shares of Common Stock.

2002 Option Plan. The Company proposes to adopt a new plan, the 2002 Option Plan, which would authorize the Company to issue a maximum of 1,500,000 shares of Common Stock, upon the exercise of stock options granted under the 2002 Option Plan or an aggregate of 3,567,500 under both the 1996 and 2002 Option Plans. If approved by our shareholders at the Annual Meeting, the plan will be administered by committee of the Board comprised of our directors who, along with all other non-employee Board members, are entitled to receive a stock option covering 2,000 shares of our stock upon re-election to our Board, but who are otherwise not eligible to receive options under the plan. Options to purchase 507,750 shares were granted to employees under the 2002 Option Plan in July 2002, subject to shareholder approval of that plan. See “Proposal 2: Approval of the 2002 Option Plan.”

Director Option Plan. The Director Option Plan permits the grant of nonstatutory stock options to our directors who are not employed by Electro Rent or its subsidiary. At May 31, 2002, the Director Option Plan had 51,949 shares of Common Stock remaining for future grants.

The Director Option Plan is administered by Messrs. Greenberg and Weitzman, both of whom are ineligible to receive options under the plan. Each option is evidenced by written agreement in a form approved by the options committee. No options granted under the Director Option Plan are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.

Under the Director Option Plan, non-employee directors may elect to defer all or a portion of their annual retainer and receive nonqualified options equivalent to the amount of the deferred director’s fees divided by 75% of the fair market value per share on the date of grant. Upon exercise of the options, the director pays 25% of the fair market value per share on the date of grant. The term of an option granted under this plan is five years. The options committee has the discretion to determine the vesting schedule and the period required for full exercisability of stock options; however, in no event can an option be exercised before the first anniversary of the date of grant. Upon exercise of any option granted under the Director Option Plan, the exercise price must be paid in cash.

                  Option Grants in Last Fiscal Year.

No options were granted to any of the Named Executive Officers under the Company’s 1996 Option Plan during fiscal year ended May 31, 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

         The following table summarizes for each of the Named Executive Officers the number of stock options exercised during the fiscal year ended May 31, 2002, the aggregate dollar value realized upon exercise, the total number of unexercised options held at May 31, 2002, and the aggregate dollar value of in-the-money, unexercised options held at May 31, 2002. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. Value of unexercised, in-the-money options at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on May 31, 2002, which was $12.76 per share. These values, unlike the amounts set forth in the column headed “Value Realized,” have not been, and may never be, realized. The underlying options have not been, and may not be, exercised; actual gains, if any, on exercise will depend on the value of our Common Stock on the date of exercise. There can be no assurance that these values will be realized.

					Value of Unexercised
	Shares		Number of Unexercised		In-the Money Options
	Acquired	Value	Options at Fiscal Year-End(#)		at Fiscal Year-End ($)(1)
Name	on Exercise (#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel Greenberg	0	$0	70,000	0	$0	$0

William Weitzman	71,224	$780,455	103,001	14,625	$271,840	$16,599

Gary B. Phillips	13,050	$145,734	102,750	8,250	$254,971	$9,364

Steven Markheim	13,000	$133,738	82,750	8,250	$171,021	$9,364

Craig R. Jones	22,500	$216,762	16,500	4,500	$1,703	$5,108

(1)	In-the-Money Options are those where the fair market value of the underlying securities exceeds the exercise or base price of the option.

Other Employee Benefit Plans.

         We maintain a Savings Plan (the “401(k) Plan”), which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), and a frozen Employee Stock Ownership Plan. Under Section 401(k) of the Code, contributions by employees or by us to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and our contributions will be deductible by us when made.

         All of our employees who have attained 18 years of age become eligible to participate in the 401(k) Plan after one year of employment. We have the option to match contributions of participants at a rate determined by our management each year. For participants with three or more years of service, we also may elect to make additional discretionary matching contributions in excess of the rate elected for participants with less than three years of service.

         Our Board determines the amount to be contributed annually to the 401(k) in cash, provided that such contributions shall not exceed the amount deductible for federal income tax purposes. Cash contributions to our 401(k) Plan of $441,000, $670,000 and $756,000 were made for 2002, 2001 and 2000, respectively.

Employment Agreements.

         Our CEO, Daniel Greenberg, and our President, William Weitzman, are employed pursuant to written employment contracts containing a rolling three year term. We entered into these employment agreements in 1986 and amended these agreements in November 1988. Both agreements and were further amended and restated in July 1992, and Mr. Weitzman’s agreement was further amended in October 2001. None of our other executive officers are employed pursuant to a formal written employment agreement. The terms of the employment agreements of Messrs. Greenberg and Weitzman are described in the report of our Compensation Committee.

         CEO Compensation. For the fiscal year ended May 31, 2002 Mr. Greenberg was paid:

•	Base salary of $385,000.

•	Bonus of $115,000.

•	Fringe benefits comparable to those received by salaried employees generally (not exceeding in the aggregate 10% of his base salary).

         During the May 31, 2002 fiscal year the Mr. Greenberg exercised no stock options.

         President Compensation. For the fiscal year ended May 31, 2002 Mr. Weitzman was paid:

•	Base salary of $335,000.

•	Bonus of $105,000.

•	Fringe benefits comparable to those received by salaried employees generally (not exceeding in the aggregate 10% of his base salary).

         Mr. Weitzman’s employment agreement was revised in October 2001 to prove that during his employment with the Company, and thereafter, the Company would maintain medical coverage, consistent with the standard of coverage currently available to the him, for (i) himself and his spouse for as long as they each shall live, and (ii) each of Mr. Weitzman’s dependant children until each child reaches the age of 24, unless prior to that time the child has become disabled, in which case the Company shall maintain insurance with respect to that child for as long as he/she shall live.

         During the May 31, 2002 fiscal year the Mr. Weitzman exercised 71,224 stock options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee or the Stock Option Committee is or was an Electro Rent officer or employee, or is related to any other member of the Committee, or any member of the Board, or any Electro Rent executive officer by blood, marriage or adoption.

REPORT OF THE COMPENSATION COMMITTEE
AND THE STOCK OPTION COMMITTEE

         The Compensation Committee makes recommendations to the Board respecting compensation for the Company’s executives including the Chief Executive Officer and the President. It also makes recommendations to the Stock Option Committee respecting the grant of stock options to the executives. In this report, the term “the Company” refers to Electro Rent Corporation and its subsidiary.

Compensation Philosophy.

         In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for shareholders while supporting the Company’s strategic goals. In doing so, the compensation programs reflect the following principles:

         Compensation should be meaningfully related to the value created for shareholders. Compensation programs should support the short- and long-term strategic goals and objectives of the Company.

         Compensation programs should reflect and promote the Company’s values, and reward individuals for outstanding contributions to the Company’s success. Short- and long-term compensation play a critical role in attracting and retaining well-qualified executives. Executive compensation has consisted of three parts: base compensation, bonuses and stock options.

         In recommending base compensation the Compensation Committee has periodically called upon compensation consultants to submit compensation data from comparable companies. The Committee has recommended bonus awards on an annual basis taking into consideration all relevant factors including the performance of the particular executive and the success of management generally in carrying out the objectives of the Company. Although the Company’s personnel worked diligently and extensively in improving operating efficiencies, resulting in substantial reductions of accounts receivable and selling, general and administrative costs, the telecommunications industry in which the Company operates experienced a downturn. In turn, while the Company was profitable in each quarter of the fiscal year, net income was down from last year due to continuing adverse market conditions. The Committee regarded these efforts as creditable performances on the part of management, however, the Committee decided not to give raises to the executive officers of the Company and, instead of providing cash bonuses, issued options to certain executive officers in recognition of their ongoing efforts.

Compensation Procedure.

         In the first quarter of each fiscal year the Compensation Committee meets to review executive compensation and to make recommendations for executive bonuses for the fiscal year ended the preceding May 31st and base compensation for the then current fiscal year.

         The Chief Executive Officer and the President give the Compensation Committee a report and recommendation respecting each of the executives other than themselves. They also supply the Compensation Committee with whatever information the Compensation Committee requests concerning their own performance and any other aspects of the Company’s operations which might be relevant in fixing or recommending compensation for the Chief Executive Officer and the President.

         The Compensation Committee makes its recommendations to the Board. The Board fixes the compensation by appropriate resolutions. In most instances the Board follows the recommendations of the Compensation Committee. The Chief Executive Officer and the President, both of whom are members of the Board, do not participate in the Board’s consideration of their compensation and absent themselves when their compensation is being considered and voted upon.

The Chief Executive Officer and the President.

         In 1986 the Company entered into written Executive Employment Agreements with Daniel Greenberg, the Chief Executive Officer, and with William Weitzman, the President. These agreements were amended in November 1988 and were further amended and restated in July 1992. Mr. Weitzman’s amended and restated employment agreement was later amended by Amendment No. 1 in October 2001.

         In their present form the Agreements provide for a three year rolling term at a base salary of not less than $300,000 for the Chief Executive Officer and not less than $250,000 for the President. The contracts provide that the base salary is adjusted annually based upon the consumer price index (which upward adjustment was waived by both executives for fiscal 2003) and may be increased at any time by the Board or its Compensation Committee.

         The Agreements provide that the Executive shall be entitled to receive bonuses and incentive compensation each year in addition to his base salary. In determining the amount of such bonus and incentive compensation, consideration is to be given to all pertinent factors including, but not limited to, the following:

“...historic policies and practices, business revenues, business profits, the quality of the Executive’s performance and the value of his contributions to the Company, the prevailing compensation levels for comparable executive officers in businesses of size, complexity and/or character similar to those of the Company.”

         The Executives are also entitled to receive employee benefits comparable to those provided to its senior executives; family health care benefits upon retirement; and to certain other payments and benefits in case of the Executive’s involuntary termination including such termination following a change of control. A “change of control” is defined to include a transaction in which any person or entity becomes the beneficial owner, directly or indirectly, of 20% or more of the Company’s Common Stock. According to an amendment filed to a Schedule 13G on February 15, 2002, Private Capital Management, a passive investor in the Company, beneficially owns Common Stock aggregating more than 20% of the total outstanding Common Stock.

         No other executive officer of the Company is employed pursuant to a formal written employment agreement.

Stock Option Plans.

         The Company proposes to adopt a new plan, the 2002 Option Plan, which would authorize the Company to issue a maximum of 1,500,000 shares of Common Stock, upon the exercise of stock options granted under the 2002 Option Plan. The 2002 Option Plan provides for Incentive Stock Options, which may only be granted to employees, and for Nonstatutory Stock Options, which may be granted to employees, non-employee directors and consultants. If approved by our shareholders at the Annual Meeting, the plan will be administered by the Stock Option Plan Committee of the Board comprised of our directors who, along with all other non-employee directors, will be entitled to receive a stock option covering 2,000 shares of our stock upon re-election to our Board, but who are otherwise not eligible to receive options under the plan. See “Proposal 2: Approval of the 2002 Option Plan.”

         The Company’s current stock option plan is the 1996 Option Plan. Options under the 1990 Stock Option Plan are all granted. However, options granted under the prior Plans which have not expired or been forfeited, are valid and exercisable according to the terms of the respective option grants.

         The 1996 Option Plan provides for Incentive Stock Options, which may only be granted to employees, and for Nonstatutory Stock Options, which may be granted to employees, non-employee directors and consultants.

         The 1996 Option Plan Committee grants Incentive Stock Options to key employees of the Company, including Company Executives, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and to attract new employees with outstanding qualifications. In granting stock options, the 1996 Option Plan Committee confers with senior management and with the Compensation Committee.

         During the fiscal year ended May 31, 2002, no stock options were granted to the Chief Executive Officer or any of the other four of the five highest paid executives.

         Effective with this Annual Meeting, upon election each non-employee director who is elected to the Board for the first time will receive a stock option covering 5,000 shares of our Common Stock and each director who is reelected will receive a stock option covering 2,000 shares of our Common Stock. These options will have a five year term, be granted at not less than the current fair market value, and vest over the following two years.

COMPARISON OF TOTAL SHAREHOLDER RETURN

         This graph compares our total shareholder return with (1) the NASDAQ (US) Index, (2) the Russell 2000 Index, and (3) the composite prices of the companies listed by Value Line, Inc. in its Industrial Services Group (“Peer Group”). Our Common Stock is listed in both the Russell 2000 Index and the Industrial Services Group. The comparison is over a five year period, beginning May 31, 1997 and ending May 31, 2002. The total shareholder return assumes $100 invested at the beginning of the period in our Common Stock and in each index. It also assumes reinvestment of all dividends.

Cumulative Five Year Total Return
Value of $100 Invested on May 31, 1997
Fiscal Years Ended May 31

	1997	1998	1999	2000	2001	2002

Electro Rent Corporation	100	207	108	94	139	111

NASDAQ Stock Market - US	100	127	179	245	152	117

Russell 2000	100	121	118	130	137	136

Value Line Industrial Services	100	130	122	139	143	119

PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE 2002 OPTION PLAN

         We believe that officers and other key employees should have a significant stake in the Company’s stock price performance under programs that link compensation to shareholder return. As a result, stock option grants are an integral part of the Company’s compensation program. The Company currently relies on a single plan, the 1996 Option Plan, for these grants and has less than 20,380 shares of Common Stock remaining under the 1996 Option Plan for future grants. The Company proposes to adopt a new plan, the 2002 Option Plan, which would authorize the Company to issue a maximum of 1,500,000 shares of Common Stock, in addition to any additional shares available under the 1996 Option Plan at any time, upon the exercise of stock options granted under the 2002 Option Plan. The following is a summary of the material features of the 2002 Option Plan. The summary is qualified in its entirety by reference to the full text of the 2002 Option Plan and the stock option agreements under that plan, which are attached as Annex A to this Proxy Statement.

Summary Description of the 2002 Option Plan.

         The 2002 Option Plan would provide for the issuance of incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options to purchase an aggregate of up to 1,500,000 shares of the Common Stock of the Company, in addition to any additional shares available under the 1996 Option Plan at any time. The 2002 Option Plan would permit the grant of options to officers, employees, directors and consultants of the Company.

         Type of Awards. We may award nonstatutory, or non-qualified, stock options which are not intended to qualify for any special treatment under the Internal Revenue Code to our directors who are not also employees of Electro Rent or any subsidiary of Electro Rent. The plan does not permit the award of “phantom stock,” “stock appreciation rights” or other similar awards.

         Administration. The plan is administered by committee of the Board comprised of our directors who are entitled to receive options to purchase 2,000 shares of Common Stock upon re-election to the Board, along with all other re-elected Board Members, but who are not otherwise eligible to receive options under the plan. Each option is evidenced by written agreement in a form approved by the committee. No options granted under the plan are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         Exercise Price and Duration of Options. Under the 2002 Option Plan, the exercise price of an incentive stock option would be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of the Company’s capital stock on the date of grant). The exercise price of a non-qualified stock option would be not less than 85% of the fair market value of the Common Stock on the date of grant.

         The term of an incentive or non-qualified stock option would not exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The options committee would have the discretion to determine the vesting schedule and the period required for full exercisability of stock options. Upon exercise of any option granted under the 2002 Option Plan, the exercise price would be payable in cash, and/or such other form of payment as permitted under the applicable option agreement, including, without limitation, previously owned shares of Common Stock.

         Duration of 2002 Option Plan. The 2002 Option Plan became effective upon its adoption by the Board on July 11, 2002, and, assuming shareholder approval at the Annual Meeting, will continue in effect for 10 years unless terminated earlier in accordance with the terms of the plan.

Prior Option Grants Subject to Approval.

         At its meeting on July 11, 2002 at which the 2002 Option Plan was adopted (subject to shareholder approval) by our Board, the Board also voted to grant five year options to employees covering 507,750 shares of our stock at an exercise price of $10.50. Included among these options were options to our five highest paid executives as follows: Daniel Greenberg, 120,000 options; William Weitzman, 80,000 options; Gary B. Phillips, 50,000 options; Steven Markheim, 40,000 options; and Craig R. Jones, 20,000 options. All of the options have five year terms and vest annually over three years. All are designated as Incentive Stock Options except those granted to Mr. Greenberg, whose options are non qualified. If the 2002 Option Plan is not approved by the shareholders, all of these options will be cancelled.

Federal Income Tax Consequences.

         Nonqualified Stock Options. Under current Federal income tax law, the grant of a nonqualified stock option has no tax effect on Electro Rent or the option holder. If the shares received on exercise of an option are not subject to restrictions on transfer or risk of forfeiture imposed by the options committee, the exercise of a nonqualified stock option will result in ordinary income to the option holder equal to the excess of the fair market value of the shares at the time of exercise over the option price. The amount taxed to the option holder as ordinary income is treated as earned income. The option holder’s tax basis in the shares will be equal to the aggregate exercise price paid by the option holder plus the amount of taxable income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any further gain or loss recognized by the option holder will be treated as capital gain or loss. Any capital gain will be long-term capital gain if the shares are held for more than eighteen months after exercise, mid-term capital gain if the shares are held for more than one year but up to eighteen months after exercise and short-term capital gain if the shares are held for one year or less after exercise. Capital losses will be long-term if the holding period is more than one year and short-term otherwise. We will normally be allowed, at the time of recognition of ordinary income by the option holder upon exercise, to take a deduction for Federal income tax purposes in an amount equal to such recognized income.

         Incentive Stock Options. The Federal income tax consequences associated with incentive stock options are generally more favorable to the optionee and less favorable to the employer than those associated with nonqualified stock options. Under current Federal income tax law, the grant of an incentive stock option does not result in income to the optionee or in a deduction for Electro Rent at the time of the grant. The exercise of an incentive stock option will not result in income for the option holder if the option holder (i) does not dispose of the shares within two years after the date of grant nor within one year after exercise, and (ii) is an employee of the Company or any of its affiliates from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the option holder as long-term capital gain if the holding period for the stock is more than eighteen months and mid-term capital gain otherwise. Electro Rent will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax. If the option holder disposes of the shares prior to the expiration of either of the holding periods described above, the option holder would have compensation taxable as ordinary income, and Electro Rent would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. If the price realized in any such premature sale of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term, mid-term or short-term capital gain depending on the option holder’s holding period for the shares.

Vote Required

         Under applicable law and our Bylaws, the amendment to the 2002 Option Plan must be approved by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting, at which a quorum is present. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the vote unless such shares are necessary to satisfy the quorum requirement, in which case abstentions and broker non-votes will have the effect of a vote against the proposal. We believe that shareholder approval in accordance with our Bylaws will also satisfy the shareholder approval requirement of the Section 162(m) Regulations.

         THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2002 OPTION PLAN.

PROPOSAL 3

APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

         On April 30, 2002, we dismissed Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent auditors and engaged Deloitte & Touche LLP (“D&T”) as our new independent auditors. The decision to change our independent auditors was made by our Board of Directors.

         Effective April 30, 2002, our Board, upon a recommendation of its Audit Committee, selected the accounting firm of D&T as Electro Rent’s independent auditors for the fiscal year ended May 31, 2003, subject to approval by the shareholders at the Annual Meeting. During the two years ended May 31, 2001 and through the subsequent interim period preceding the decision to change independent auditors, neither the Company nor anyone acting on its behalf consulted D&T regarding either the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, nor has D&T provided to Electro Rent a written report or oral advice regarding such principles or audit opinion. D&T has no financial interest of any kind in Electro Rent except the professional relationship between auditor and client.

         Audit Fees. We entered into an agreement with D&T on April 30, 2002 fixing our aggregate fees at $73,000 for professional services rendered by D&T for the audit of our annual financial statements for the fiscal year ended May 31, 2002, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year. As of August 15, 2002, all but $23,000 of these fees had been billed. Arthur Andersen billed us an aggregate of $21,000 for professional services rendered from June 1, 2001 through April 30, 2002, all of which fees we have paid in full.

         All Other Fees. We estimate that the aggregate fees billed by D&T for services rendered to Electro Rent, other than the services described above under “Audit Fees,” during the fiscal year ended May 31, 2002, will be approximately $18,000. These fees primarily relate to income tax compliance services and are not billed until after our tax return filing date of February 15, 2003.

         Attendance of Annual Meeting. A representative of D&T will be available at the Annual Meeting to respond to appropriate questions or make any other statements such representative deems appropriate.

Vote Required; Recommendation of the Board

         Proposal 3 must be approved by the shareholders holding (i) a majority of shares present, or represented, and voting at the Annual Meeting at which quorum is present. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the vote unless such shares are necessary to satisfy the quorum requirement, in which case abstentions and broker non-votes will have the effect of a vote against the proposal.

         Notwithstanding the ratification by the shareholders of the appointment of D&T, the Audit Committee may, if the circumstances warrant, appoint other independent auditors.

         THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED MAY 31, 2002.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR PRESENTATION AT 2003 ANNUAL MEETING

         Any proposal which a shareholder wishes to have presented for consideration at the 2003 Annual Meeting must be received at our principal office, attention: Steven Markheim, Secretary, no later than May 31, 2003.

OTHER MATTERS

         As of the date of this proxy statement the Board does not intend to present, and has not been informed that any other person intends to present, any other matter for action at this meeting. If any other matter properly comes before the meeting, the holders of the proxies will act in each instance in accordance with their best judgment.

         In addition to the solicitation of proxies by mail, certain of our employees, without extra remuneration, may solicit proxies. We also will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record and will reimburse such persons for the cost of forwarding the material. We will bear the cost of solicitation.

         Copies of our 2002 Annual Report are being mailed to shareholders. Additional copies and additional information, including our Annual Report on Form 10-K, filed with the SEC may be obtained by any shareholder without charge. Requests should be addressed to our principal office, attention: Steven Markheim, Secretary.

By order of the Board

Steven Markheim Secretary

Van Nuys, California
August 23, 2002

ANNEX A

ELECTRO RENT CORPORATION
2002 STOCK OPTION PLAN

         This 2002 Stock Option Plan is hereby adopted by the Company (capitalized terms not otherwise defined are defined in the final section of this Plan).

1.	Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

2.     Stock Subject to the Plan. Subject to the provisions of Section 10, options covering no more than ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) shares of Common Stock, in addition to any additional shares available under the Company’s 1996 Stock Option Plan at any time, may be granted under the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. Any unpurchased Shares subject to an Option which terminates or is surrendered pursuant to an Option Exchange Program shall become available for future Option grants unless the Plan has terminated. However, any Shares which the Company re-acquires after issuance pursuant to the exercise of an Option will not be available for future grant under the Plan.

3.     Type of Options; Eligibility. Under the Plan, employees of the Company may be granted either Incentive Stock Options or Nonstatutory Stock Options; Consultants may be granted Nonstatutory Stock Options, unless otherwise permitted under the Code; and Directors may be granted Director Election Options. At the time of grant, the Administrator shall designate whether an Option is an Incentive Stock Option or a Nonstatutory Stock Option. However, despite any such designation, any Options which cause the aggregate Fair Market Value of Shares under incentive stock options granted by the Company, or any Parent or Subsidiary to a single Optionee (under all plans of the Company and of any Parent or Subsidiary) to exceed $100,000 will be deemed Nonstatutory Stock Options. For purposes of this Section 3, the Fair Market Value of the Shares shall be determined as of the time of grant. Optionees may be granted more than one Option.

4.     Option Exercise Price and Consideration. When any Option is granted, the Administrator shall determine:

         4.1. Number of Shares. The number of Shares subject to the Option.

         4.2. Exercise Price. The per share exercise price for the Optioned Shares, which may be more or less than the Fair Market Value, except no Incentive Stock may be granted with an exercise price per share less than 100% (110% in the case of an Option granted to a Significant Owner) of Fair Market Value, and no Nonstatutory Stock Option may be granted with an exercise price per share less than 85% of Fair Market Value.

         4.3. Waiting Period and Exercise Dates. The period within which the Option may be exercised and any conditions which must be satisfied before the Option may be exercised. No Option may have an exercise period which extends more than ten years (five years in the case of any Incentive Stock Option granted to a Significant Owner) from the date of grant.

         4.4. Other Terms and Conditions. Other terms and conditions including, but not limited to, performance criteria, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares. The Shares received on exercise of any Option may be made subject to a shareholder’s agreement or other restriction or option.

Annex A-1

5.	Exercise of Option.

         5.1. Procedure for Exercise. An Option shall be deemed exercised when the Company receives all of the following (which may be waived by the Administrator as permitted by Applicable Laws): (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) payment of any required withholding taxes.

         5.2. No Fractional Shares. An Option may not be exercised for a fraction of a Share.

         5.3. Form of Consideration. The Administrator shall determine the acceptable form of consideration and method of payment for exercise of an Option. (In the case of an Incentive Stock Option, the Administrator must determine the acceptable form of consideration at the time of grant.) To the extent permitted by the Administrator, consideration may consist of:

•	cash;

•	a promissory note made by the Optionee in favor of the Company;

•	other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

•	any combination of the foregoing methods of payment; or

•	such other consideration to the extent permitted by Applicable Laws.

         5.4. Effect on Option. Exercise of an Option in any manner shall decrease the number of Shares thereafter available by the number of Shares as to which the Option is exercised, both for purposes of the Plan and for sale under the Option.

6.	Issuance of Shares.

         6.1. Name for Registration. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

         6.2. Legal Compliance. The Company is not obligated to issue any Shares pursuant to the exercise of an Option unless counsel for the Company is satisfied that the exercise of such Option and the issuance and delivery of such Shares complies with all relevant provisions of Applicable Law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery. The inability of the Company to obtain authority from any regulatory body deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares.

         6.3. Investment Representations. As a condition to the exercise of an Option, the Company may require that the person exercising such Option represent and warrant that the Shares are being purchased only for investment and without any present intention to sell, transfer or distribute such Shares.

         6.4. Rights as Shareholder. Until the stock certificate evidencing Shares is actually issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), the Optionee will have no right to vote or receive dividends or any other rights as a shareholder with respect to the Optioned Stock, despite any exercise of the Option. Subject to this Section 6, the Company shall issue (or cause to be issued) such stock certificate promptly after an Option is exercised. Except as provided in Section 10, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is actually issued.

Annex A-2

7.     Withholding Taxes. Upon (i) the disposition by an Optionee of Shares acquired pursuant to the exercise of an Incentive Stock Option within two years of the granting of such Incentive Stock Option or within one year after exercise of such Incentive Stock Option, or (ii) the exercise of a Nonstatutory Stock Option, the Company shall have the right to require the Optionee to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such Shares.

8.	Non-Transferability of Options.

         8.1. No Transfer. No Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or may be exercised, during the lifetime of the Optionee, by anyone except the Optionee, except that the Administrator may, if it wishes to do so, allow the spouse of the Optionee to hold and/or exercise the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA.

         8.2. Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee’s death. If an Optionee is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective. The Optionee may change such designation of beneficiary at any time by written notice, subject to the above spousal consent conditions.

         8.3. Effect of No Designation. If an Optionee dies and there is no living beneficiary validly designated under the Plan, the Option may be exercised on behalf of the Optionee to the extent permitted hereunder (i) by the executor or administrator of the estate of the Optionee, or (ii) if the Company does not know that an executor or administrator has been appointed, by the spouse or by any one or more dependents or relatives of the participant as determined by the Company, or (iii) if no spouse, dependent or relative is known to the Company, then by such other person as the Company may designate.

9.	Accelerated Termination of Option Term.

         9.1. Termination for Cause. Notwithstanding anything to the contrary contained in the Plan, no Optionee may exercise any Option (whether otherwise vested or not) at any time following a Termination Event with respect to such Optionee.

         9.2. Termination without Cause. If an Optionee’s Continuous Relationship terminates (other than as a result of a Termination Event), his or her Option may be exercised only to the extent that the Optionee was entitled to exercise it on the date of termination, and only within such period of time as is determined by the Administrator, and in no event later than the expiration of the term of such Option as set forth in the Option Agreement. In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination, except where the termination occurs as a result of death or disability, where the maximum period shall be twelve months) at the time that the Option is granted.

10.	Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

       10.1. Changes in Capitalization. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares of securities of the Company through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options which have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the

Annex A-3

Option. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

         10.2. Dissolution or Liquidation. Any Option to the extent not previously exercised will terminate immediately prior to the consummation of any dissolution or liquidation of the Company. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

         10.3. Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Administrator, upon 30 days prior written notice to the Optionees, may, in its discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel any Option upon payment to the Optionee of cash equal to the excess of the Fair Market Value of the number of Shares as to which the Option is then exercisable (at the effective time of the merger, reorganization, sale of other event including to the extent the exercise has been accelerated as contemplated in clause (ii) above) over the aggregate exercise price with respect to such Shares. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement.

         11. Shareholder Approval. This Plan is subject to approval by the shareholders of the Company in compliance with Applicable Law within twelve (12) months after the date the Plan is adopted by the Board. Options may be granted but not exercised prior to shareholder approval of the Plan. If shareholder approval is not obtained within the applicable period, any Options granted shall terminate retroactively as of the date they were granted.

12.	Administration of the Plan.

         12.1.      Procedure.

                           12.1.1. Administrator. The Plan shall be administered by (A) the Board or (B) a committee designated by the Board which is constituted to satisfy Applicable Laws. To the extent it is involved in such matters, any Committee must comply with any applicable requirements (i) of Rule 16b-3 for exempt acquisitions with respect to Option grants to Officers or Directors and (ii) for the Options to qualify as “performance-based compensation” under Section 162(m) with respect to Option grants “covered employees” within the meaning of Section 162(m). If permitted by the applicable rules, the Administrator may be different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                           12.1.2. Regulation of Committee. Once appointed, any Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws, and to the extent relevant, the rules for qualification as “performance-based compensation” under Section 162(m) and/or exempt acquisitions under Rule 16b-3.

         12.2. Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion to take any action provided in this Plan, including without limitation:

Annex A-4

•	to determine the Optionee, exercise price, number of shares of Common Stock to be covered by, and terms and conditions of each Option granted hereunder;

•	to approve forms of Option Agreement;

•	to modify or amend any Option (subject to Section 13), including reducing the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

•	to authorize any person to execute any instrument required to effect the grant of an Option on behalf of the Company;

•	to institute an Option Exchange Program;

•	to construe and interpret the terms of the Plan;

•	to prescribe, amend and rescind rules and regulations relating to the Plan; and

•	to make all other determinations deemed necessary or advisable for administering the Plan.

         12.3. Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

13.	Amendment and Termination of the Plan.

         13.1. Amendment and Termination. This Plan shall become effective upon its adoption by the Board and continue in effect for a term of ten (10) years, except that the Board may at any time amend, alter or suspend or terminate the Plan.

         13.2. Shareholder Approval. The Company shall be required to obtain shareholder approval of any Plan amendment only to the extent necessary and desirable to comply with Rule 16b-3, with Section 422 or 162(m) of the Code or with any Applicable Laws, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by Applicable Law. If the Company purports to grant Options covering more than the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void (and the Optionee will have no right against the Company) with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with this Section 13.2.

         13.3. Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of an Optionee, unless mutually agreed otherwise between the Optionee and the Administrator. Any such agreement must be in writing and signed by the Optionee and the Company.

14.     Rights of Participants and Beneficiaries. The Company shall pay all amounts payable hereunder only to the Optionee or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any Optionee or his or her beneficiaries, and rights to Shares or cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding, while in the hands of the Company.

15.     Reservation of Shares. During the term of this Plan, the Company will reserve a sufficient number of Shares to satisfy the requirements of the Plan.

16.     No Right to Continued Employment. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

17.     Governing Law. The Plan shall be governed by, and construed in accordance with the laws of the State of California (without giving effect to conflicts of law principles).

Annex A-5

18.	Definitions. As used herein, the following definitions shall apply:

“Administrator” means the Board or any Committee administering the Plan in accordance with Section 12.

“Applicable Laws” means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986 and related regulations, as amended.

“Committee” means any Committee appointed by the Board in accordance with Section 12.

“Common Stock” means the Common Stock of the Company.

“Company” means Electro Rent Corporation.

“Consultant” means any person, including an advisor, engaged by the Company, a Parent or Subsidiary to render services and who is compensated for such services.

“Continuous Relationship” means that the employment or consulting relationship or directorship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Relationship shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company polices) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor. In the case of a consultant, the manner of determining the duration of the “Continuous Relationship” may be set out in the Option Agreement, which will then control.

“Director” means a member of the Board.

“Director Election Option” means, in the case of newly elected non-employee Directors, 5,000 Nonstatutory Stock Options upon election to the Board, and, in the case of re-elected non-employee Directors, 2,000 Nonstatutory Stock Options upon re-election to the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

Annex A-6

(ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street journal or such other source as the Administrator deems reliable;

In the absence of any established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Every Option Agreement is subject to the terms and conditions of the Plan.

“Option Exchange Program” means a plan under which outstanding options are surrendered in exchange for options with a lower exercise price.

“Optioned Stock” means the Common Stock subject to an Option.

“Optionee” means an Employee, Director or Consultant who holds an outstanding Option.

“Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Plan” means this 2002 Stock Option Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“Section 162(m)” means Section 162(m) of the Code.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

“Significant Owner” means an Employee who, at the time an Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

“Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Termination Event” means the determination of the Company that either of the following has occurred: (i) any use or disclosure by an Optionee of confidential information or trade secrets of the Company or any Parent or Subsidiary in violation of any confidentiality, non-competition or

Annex A-7

nondisclosure agreement by which the Optionee is bound, or (ii) the termination of Optionee’s Continuous Relationship for cause as defined pursuant to applicable law, as a result of a breach of Optionee’s employment or consulting agreement, theft, fraud or embezzlement, or any disclosure or use of confidential information or trade secrets described in part (i) of this paragraph.

Annex A-8

GRANT OF INCENTIVE STOCK OPTION

To: [name of Optionee] (“Optionee”)

From: Electro Rent Corporation

         As you probably know, Electro Rent Corporation (our “Company”) has adopted the 2002 Stock Option Plan (the “Plan”) under which the Company can grant options to purchase shares of Company’s Common Stock (the “Common Stock”). We are pleased to inform you that the Stock Option Committee of our Board of Directors (the “Committee”) has decided to grant you an option under the Plan (your “Option”).

         Your Option will be governed by the Plan, the attached Standard Terms and Conditions (the “Terms”) and the following specific provisions (which are subject to adjustment under the Plan and the Terms):

The “Date of Grant” for your Option is:

The “Expiration Date” of your Option is:

The “Number of Shares” covered by your Option is:

The “Exercise Price” per share for your Option is:

         Vesting. You will earn the right to exercise thirty three percent and one third (33 1/3%) of your Option after each year commencing after the Date of Grant and ending on an anniversary of the Date of Grant during which you are employed by the Company or its subsidiaries (a “Qualifying Year”). Your Option cannot be exercised until the first anniversary of the Date of Grant. As an example, at any time after the second anniversary of the Date of Grant, but before the third anniversary, the maximum number of shares you may purchase or have purchased under this Option is sixty six and two thirds (66 2/3%) of the Number of Shares; after the third anniversary of the Date of Grant, you may purchase all of the Number of Shares. Of course, you can never exercise the Option for more than the Number of Shares or after the Expiration Date (in each case as adjusted under the Terms and the Plan).

Annex A - 9

         Please review the Plan and the Terms carefully, as they control your rights under your Option. Then sign (and if you are married, have your spouse sign) one copy of this letter and return it to Craig Jones. If you have any questions, please call Craig Jones.

         We appreciate your continuing efforts on behalf of the Company.

Very truly yours,

Electro Rent Corporation

By:

Its:

I hereby accept this Option and have reviewed the Plan and the Terms.

“Optionee”

I agree to be bound by all of the terms and conditions of the Option, including those set forth in the Plan and the Terms.

Optionee’s Spouse

Print Name

Annex A - 10

STANDARD TERMS AND CONDITIONS

These Standard Terms and Conditions are attached to a letter (the “Option Letter”) from Electro Rent Corporation granting an Option to you, and are intended to govern that Option. All capitalized terms not specifically defined in these Standard Terms and Conditions have the meanings set forth in the Option Letter or in the Company’s 2002 Stock Option Plan.

1.     Option. You may exercise the Option for all or any part of any Number of Shares of Common Stock which is then exercisable at the Exercise Price per share until the Expiration Date. This Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.     Manner of Exercise. This Option may be exercised only (i) during your lifetime, by you; (ii) to the extent permitted by the Committee, by your spouse if your spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder (“Qualified Domestic Relations Order”); and (iii) after your death, by your transferees by will or the laws of descent or distribution. To exercise this Option, you must provide the Company with (a) a written notice of exercise, specifying the number of shares to be purchased and (b) the full purchase price of the shares to be purchased solely (i) in cash or by check payable to the order of the Company or (ii) by delivery of shares of Common Stock of the Company previously purchased on the open market or acquired more than six months previously through exercise of a stock option, and in your possession, valued at fair market value. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (a) one hundred (100) shares or (b) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

3.     Fair Market Value of Common Stock. The fair market value of a share of Common Stock shall be determined for purposes of this Option by reference to the closing price on the principal stock exchange on which such shares are then listed or, if the shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the Nasdaq National Market) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through Nasdaq (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is exercised (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

4.     Termination of Service; Death or Permanent Disability. The Expiration Date is the earlier of (i) the date set out in the Option Letter or (ii) the expiration of a period following the date you cease (whether voluntarily or involuntarily) to be an employee of the Company or its subsidiaries, which period will be (a) three (3) months if you ceased to be an employee for any reason other than your death or “permanent disability” (within the meaning of Section 22(e)(3) of the Code), or (b) twelve (12) months if you die or become “permanently disabled” while you are an employee of the Company or one of its subsidiaries. Any options not exercisable on the date that you cease to be an employee (whether voluntarily or involuntarily) will be of no further force or effect. If you are not an employee of the Company or one of its subsidiaries at the time this Option is granted, the Expiration Date will be determined in a similar manner based on the time that you cease to be a regular consultant for or director of the Company and its subsidiaries. After the Expiration Date, the Option will expire and be void and of no further force or effect.

5.     Shares to be Issued in Compliance with Applicable Laws and Exchange Rules. By accepting the Option, you represent and agree, for yourself and any person entitled to exercise this Option, that none of the shares purchased on exercise of the Option will be acquired with a view to any sale, transfer or distribution in violation of the Securities Act of 1933, as amended (the “Securities Act”),

Annex A - 11

and the rules and regulations promulgated thereunder, any applicable state “blue sky” laws or any applicable foreign laws. If required by the Committee at the time the Option is exercised, the person entitled to exercise the Option shall furnish evidence satisfactory to the Company to such effect (including a written representation and an indemnification of the Company in the event of any violation of any applicable laws). The Company does not have to issue any shares on the exercise of this Option if there has not been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance.

6.     Withholding of Taxes. Upon the exercise of this Option, the Company may require the person entitled to exercise it to pay the Company the amount of any taxes which the Company is required to withhold with respect to the exercise.

7.     No Assignment. This Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law except (i) by will or the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order to the extent permitted by the Committee. If there is any other attempt to transfer this Option or any other right or privilege granted hereby, this Option and all rights and privileges granted hereby shall immediately become null and void and be of no further force or effect.

8.     Adjustment for Reorganizations, Stock Splits, etc. If the outstanding shares of Common Stock of the Company (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the Number of Shares, without change in the aggregate purchase price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

        Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, this Option shall terminate; provided, however, that notwithstanding the foregoing, the Committee shall provide in writing in connection with such transaction for the appropriate satisfaction of this Option by one or more of the following alternatives (separately or in combinations): (i) for the Option to become immediately exercisable notwithstanding the vesting provisions; (ii) for the assumption by the successor corporation of this Option or the substitution by such corporation therefor of a new option covering the stock of the successor corporation or its subsidiaries with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and this Option shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of this Option.

        Adjustments under this Section 8 will be made by the Committee, and its determination as to what adjustments to make will be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.

9.     Participation in Other Company Plans. The grant of this Option will not affect any right you might otherwise have to participate in and receive benefits under the then current provisions of any pension, insurance, or profit sharing program of the Company or of any subsidiary of the Company.

10.   Not an Employment or Service Contract. Nothing in this Option is to be construed as an agreement, express or implied, by the Company or any of its subsidiaries to employ you or contract for

Annex A - 12

your services, nor will it restrict the Company’s or such subsidiary’s right to discharge you or cease contracting for your services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between you and the Company or any of its subsidiaries.

11.     No Rights as a Shareholder Until Issuance of Stock Certificate. Neither you nor any other person legally entitled to exercise this Option will be entitled to any of the rights or privileges of a shareholder of the Company with respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing the shares shall have been actually issued and delivered.

12.     Agreement Subject to Stock Option Plan. This Option is subject to, and the Company and you agree to be bound by, all of the terms and conditions of the Plan, as it may be amended from time to time in accordance with its terms. No amendment to the Plan will adversely affect your rights under this Option in a material manner without your prior written consent.

13.     Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of California, without regard to the conflict of laws provisions of that or any other State. The Option can only be amended in a writing executed by a member of the Committee.

Annex A - 13

Electro Rent Corporation Stock Option Plan
EXERCISE NOTICE

         As the holder of an option under the Electro Rent Corporation 2002 Stock Option Plan, I hereby exercise that option as follows:

Stock Option Date of Grant:

Number of Shares Exercised:	[1]

Exercise Price per share:

Total Amount Paid:

                        My check in that amount is attached. I also attach a check for the amount of any withholding tax due.

                        Shares of Common Stock of Electro Rent Corporation (I previously purchased these shares on the open market or I acquired these shares more than six months ago through exercise of a stock option).

         I understand that my ability to transfer these shares will be limited by applicable Company policy and that I will not be a shareholder until the Certificates are actually used.

         Please issue the shares in the following name (must be mine or mine and my spouse’s) and deliver them to:

Dated:	Signed:

1 (must be total shares you have vested or, if less, a multiple of 100 shares)

Annex A - 14

GRANT OF NONQUALIFIED STOCK OPTION

To: [name of Optionee] (“Optionee”)

From: Electro Rent Corporation

         As you probably know, Electro Rent Corporation (our “Company”) has adopted the 2002 Stock Option Plan (the “Plan”) under which the Company can grant options to purchase shares of Company’s Common Stock (the “Common Stock”). We are pleased to inform you that the Stock Option Committee of our Board of Directors (the “Committee”) has decided to grant you an option under the Plan (your “Option”).

         Your Option will be governed by the Plan, the attached Standard Terms and Conditions (the “Terms”) and the following specific provisions (which are subject to adjustment under the Plan and the Terms):

The “Date of Grant” for your Option is:

The “Expiration Date” of your Option is:

The “Number of Shares” covered by your Option is:

The “Exercise Price” per share for your Option is:

         Vesting. You will earn the right to exercise thirty three percent and one third (33 1/3%) of your Option after each year commencing after the Date of Grant and ending on an anniversary of the Date of Grant during which you are employed by the Company or its subsidiaries (a “Qualifying Year”). Your Option cannot be exercised until the first anniversary of the Date of Grant. As an example, at any time after the second anniversary of the Date of Grant, but before the third anniversary, the maximum number of shares you may purchase or have purchased under this Option is sixty six and two thirds (66 2/3%) of the Number of Shares; after the third anniversary of the Date of Grant, you may purchase all of the Number of Shares. Of course, you can never exercise the Option for more than the Number of Shares or after the Expiration Date (in each case as adjusted under the Terms and the Plan).

Annex A - 15

         Please review the Plan and the Terms carefully, as they control your rights under your Option. Then sign (and if you are married, have your spouse sign) one copy of this letter and return it to Craig Jones. If you have any questions, please call Craig Jones.

         We appreciate your continuing efforts on behalf of the Company.

Very truly yours,

Electro Rent Corporation

By:

Its:

I hereby accept this Option and have reviewed the Plan and the Terms.

“Optionee”

I agree to be bound by all of the terms and conditions of the Option, including those set forth in the Plan and the Terms.

Optionee’s Spouse

Print Name

Annex A - 16

STANDARD TERMS AND CONDITIONS

These Standard Terms and Conditions are attached to a letter (the “Option Letter”) from Electro Rent Corporation granting an Option to you, and are intended to govern that Option. All capitalized terms not specifically defined in these Standard Terms and Conditions have the meanings set forth in the Option Letter or in the Company’s 2002 Stock Option Plan.

14.     Option. You may exercise the Option for all or any part of any Number of Shares of Common Stock which is then exercisable at the Exercise Price per share until the Expiration Date. This Option is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

15.     Manner of Exercise. This Option may be exercised only (i) during your lifetime, by you; (ii) to the extent permitted by the Committee, by your spouse if your spouse obtained the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder (“Qualified Domestic Relations Order”); and (iii) after your death, by your transferees by will or the laws of descent or distribution. To exercise this Option, you must provide the Company with (a) a written notice of exercise, specifying the number of shares to be purchased and (b) the full purchase price of the shares to be purchased solely (i) in cash or by check payable to the order of the Company or (ii) by delivery of shares of Common Stock of the Company previously purchased on the open market or acquired more than six months previously through exercise of a stock option, and in your possession, valued at fair market value. This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (a) one hundred (100) shares or (b) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

16.     Fair Market Value of Common Stock. The fair market value of a share of Common Stock shall be determined for purposes of this Option by reference to the closing price on the principal stock exchange on which such shares are then listed or, if the shares are not then listed on a stock exchange, by reference to the closing price (if approved for quotation on the Nasdaq National Market) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers, Inc. through Nasdaq (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is exercised (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

17.     Termination of Service; Death or Permanent Disability. The Expiration Date is the earlier of (i) the date set out in the Option Letter or (ii) the expiration of a period following the date you cease (whether voluntarily or involuntarily) to be an employee, consultant or director of the Company or its subsidiaries, which period will be (a) three (3) months if you ceased to be an employee for any reason other than your death or “permanent disability” (within the meaning of Section 22(e)(3) of the Code), or (b) twelve (12) months if you die or become “permanently disabled” while you are an employee of the Company or one of its subsidiaries. Any options not exercisable on the date that you cease to be an employee (whether voluntarily or involuntarily) will be of no further force or effect. If you are not an employee of the Company or one of its subsidiaries at the time this Option is granted, the Expiration Date will be determined in a similar manner based on the time that you cease to be a regular consultant for or director of the Company and its subsidiaries. After the Expiration Date, the Option will expire and be void and of no further force or effect.

18.     Shares to be Issued in Compliance with Applicable Laws and Exchange Rules. By accepting the Option, you represent and agree, for yourself and any person entitled to exercise this Option, that none of the shares purchased on exercise of the Option will be acquired with a view to any sale, transfer or distribution in violation of the Securities Act of 1933, as amended (the “Securities Act”),

Annex A - 17

and the rules and regulations promulgated thereunder, any applicable state “blue sky” laws or any applicable foreign laws. If required by the Committee at the time the Option is exercised, the person entitled to exercise the Option shall furnish evidence satisfactory to the Company to such effect (including a written representation and an indemnification of the Company in the event of any violation of any applicable laws). The Company does not have to issue any shares on the exercise of this Option if there has not been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance.

19.     Withholding of Taxes. Upon the exercise of this Option, the Company may require the person entitled to exercise it to pay the Company the amount of any taxes which the Company is required to withhold with respect to the exercise.

20.     No Assignment. This Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law except (i) by will or the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order to the extent permitted by the Committee. If there is any other attempt to transfer this Option or any other right or privilege granted hereby, this Option and all rights and privileges granted hereby shall immediately become null and void and be of no further force or effect.

21.     Adjustment for Reorganizations, Stock Splits, etc. If the outstanding shares of Common Stock of the Company (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the Number of Shares, without change in the aggregate purchase price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

          Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, this Option shall terminate; provided, however, that notwithstanding the foregoing, the Committee shall provide in writing in connection with such transaction for the appropriate satisfaction of this Option by one or more of the following alternatives (separately or in combinations): (i) for the Option to become immediately exercisable notwithstanding the vesting provisions; (ii) for the assumption by the successor corporation of this Option or the substitution by such corporation therefor of a new option covering the stock of the successor corporation or its subsidiaries with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and this Option shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of this Option.

          Adjustments under this Section 8 will be made by the Committee, and its determination as to what adjustments to make will be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.

22.     Participation in Other Company Plans. The grant of this Option will not affect any right you might otherwise have to participate in and receive benefits under the then current provisions of any pension, insurance, or profit sharing program of the Company or of any subsidiary of the Company.

23.     Not an Employment or Service Contract. Nothing in this Option is to be construed as an agreement, express or implied, by the Company or any of its subsidiaries to employ you or contract for

Annex A - 18

your services, nor will it restrict the Company’s or such subsidiary’s right to discharge you or cease contracting for your services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between you and the Company or any of its subsidiaries.

24.     No Rights as a Shareholder Until Issuance of Stock Certificate. Neither you nor any other person legally entitled to exercise this Option will be entitled to any of the rights or privileges of a shareholder of the Company with respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing the shares shall have been actually issued and delivered.

25.     Agreement Subject to Stock Option Plan. This Option is subject to, and the Company and you agree to be bound by, all of the terms and conditions of the Plan, as it may be amended from time to time in accordance with its terms. No amendment to the Plan will adversely affect your rights under this Option in a material manner without your prior written consent.

26.     Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of California, without regard to the conflict of laws provisions of that or any other State. The Option can only be amended in a writing executed by a member of the Committee.

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Electro Rent Corporation Stock Option Plan
EXERCISE NOTICE

         As the holder of an option under the Electro Rent Corporation 2002 Stock Option Plan, I hereby exercise that option as follows:

Stock Option Date of Grant:

Number of Shares Exercised:	[1]

Exercise Price per share:

Total Amount Paid:

                        My check in that amount is attached. I also attach a check for the amount of any withholding tax due.

                        Shares of Common Stock of Electro Rent Corporation (I previously purchased these shares on the open market or I acquired these shares more than six months ago through exercise of a stock option).

         I understand that my ability to transfer these shares will be limited by applicable Company policy and that I will not be a shareholder until the Certificates are actually used.

         Please issue the shares in the following name (must be mine or mine and my spouse’s) and deliver them to:

Dated:	Signed:

1 (must be total shares you have vested or, if less, a multiple of 100 shares)

Annex A - 20

ANNEX B

ELECTRO RENT CORPORATION
AUDIT COMMITTEE CHARTER

August 23, 2002

Statement of Policy

The Audit Committee of the Board of Directors shall assist the directors in fulfilling their financial oversight responsibilities. Its primary function shall be to review the financial information which will be provided to the shareholders and others, the financial reporting process, the system of internal controls, the audit process and the Company’s process for monitoring compliance with laws and regulations.

To assure the appropriate division of labor in corporate governance, the Audit Committee must draw a line between its oversight role and management’s role in managing the affairs of the Company. The Audit Committee is intended to oversee, but not replace, management’s own efforts. Accordingly, the Audit Committee will initiate reviews of the Company’s financial reporting processes and systems, but it is the responsibility of management and the independent auditors to bring to the attention of the Audit Committee any failures, irregularities, or other problems within those processes and systems that may arise from time to time.

In performing its duties, the Audit Committee will seek to maintain free and open communication between the directors, the independent auditors, the internal auditors and the financial management of the Company. The Audit Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns.

Audit Committee Composition

Audit Committee Comprised Solely of Independent Directors. The Audit Committee shall be comprised of at least three “independent” directors. If at any time the Committee is composed of fewer than three independent directors, such lesser number will constitute the Audit Committee until the Board of Directors appoints a successor or successors.

For a director to be deemed “independent,” the Board of Directors must affirmatively determine the director has no material relationship with Electro Rent (either directly or as a partner, shareholder or officer of an organization that has a relationship with Electro Rent). “Independence” also requires a five-year cooling-off period for directors who are or were employees of Electro Rent, or of its independent auditors and for immediate family members of the above. If future SEC or NASD rules require a more limited definition of “independent,” then this charter will be deemed amended when so required to conform with any additional limitations.

Accounting and Financial Experience of Committee Chair. The members of the Audit Committee shall designate a Chair by majority vote of the full Audit Committee membership. The Chair of the Audit Committee shall have sufficient accounting or financial management experience to protect the interests of Electro Rent’s shareholders, evaluate financial statements, understand general accounting principles, GAAP reporting, and monitor and evaluate internal audit controls as well as the overall audit process and compliance with laws and regulations.

Annex B - 1

One Audit Committee Member must be a “Financial Expert.” At least one member of the Audit Committee (which may be the Chair) shall have accounting or financial management experience sufficient to qualify as a “financial expert” under the rules issued by the SEC and the NASD. In determining whether an Audit Committee member is a financial expert, the Board of Directors and the Audit Committee will consider whether a person has, through education and experience as a public accountant or auditor or a principal financial officer or principal accounting officer, or from a position involving similar functions:

•	An understanding of GAAP and financial statements;

•	Experience in preparing or auditing financial statements of generally comparable companies, and applying such principles in connection with the accounting for estimates, accruals and reserves;

•	Experience with internal accounting controls; and

•	An understanding of audit committee functions.

Additional Limitations. No member of the Audit Committee may sit on audit committees for more than two other public companies, unless explicitly approved by the Company’s Board of Directors and proper disclosure is made in the Company’s proxy statement.

Meetings At Least Quarterly

The Audit Committee will meet in an executive session at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, in connection with each meeting the Committee will provide an opportunity for the independent auditors and management of the Company to meet separately with the Audit Committee, without members of the other group present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial accounting and auditing personnel and the cooperation that the independent auditors received during the course of their work.

Voting

Each member of the Audit Committee shall have one vote, except that any Audit Committee member associated with a major shareholder (generally deemed to be a shareholder owning 20% or more of Electro Rent’s voting securities) may not vote in Audit Committee proceedings.

Compensation

Audit Committee members may not receive any compensation from Electro Rent, other than as a director and/or as a member of any committee appointed by the Board of Directors.

Sole Authority for Retaining Auditors and Other Financial Professionals

The Audit Committee will have the sole power to:

•	Hire and fire the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries, based on the Audit Committee’s judgment of the independent auditors’ independence and effectiveness, as well as approving all fees and engagement terms;

•	Resolve any disagreement between the auditors and management; and

Annex B - 2

•	Approve all non-audit services performed by Electro Rent’s auditors, subject to a de minimis exception for such non-audit services. In doing so, the Audit Committee will consider whether the provision of non-audit services, if any, by the independent auditors is compatible with maintaining the independent auditors’ independence. The Audit Committee will not approve any of the Prohibited Services listed on Appendix A to this document, and, in making a business judgment about particular non-audit services, the Audit Committee will consider the guidelines contained in Appendix A to this document.

Oversight Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to be able to best react to changing conditions, and to help ensure that the corporate accounting and reporting practices of the Company meet or exceed all applicable legal and business standards.

In carrying out its responsibilities, the Audit Committee will:

•	At least annually, obtain from the independent auditors a written communication delineating all their relationships and professional services, as required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, and an explanation of the independent auditor’s internal quality control procedures and material issues (if any) raised in their peer review. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

•	Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders’ representatives, and that the Audit Committee has the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

•	Meet with the independent auditors and financial management of the Company prior to any audit to review the scope of the proposed audit, including the timing of the audit, the procedures to be utilized and the adequacy of the independent auditors’ compensation. At the conclusion of the audit process, review the findings in the audit with the independent auditors.

•	Review the performance of the Company’s financial and accounting personnel with the independent auditors, as well as the adequacy and effectiveness of the accounting and financial controls, including computerized information system controls and security, of the Company. Elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

•	Review, alone or with legal counsel, communications received by the Company with respect to legal and regulatory matters that may have a material effect on the Company’s financial statements or on the Company’s compliance policies, as provided by management of the Company.

Annex B - 3

•	Require the independent auditors to timely report to the Audit Committee (i) any difficulties encountered in the course of audit work, including any restriction on the scope of activities or access to required information, (ii) all alternative treatments of financial information within GAAP discussed by the independent auditors and management, the ramifications of each such alternative treatment and the accounting firm’s preferred treatment, and (iii) other material written communications between the accounting firm and the Company’s management, such as any management letter or schedule of unadjusted differences.

•	Inquire quarterly of management and the independent auditors about significant areas of risk or exposure and assess the steps management of the Company has taken to minimize such risks.

•	Inquire quarterly of the independent auditors of their views about how the Company’s choices of accounting principles and disclosure practices may affect public views and attitudes about the Company.

•	Review at least quarterly with financial management and the independent auditors (i) the financial statements contained in the quarterly and annual reports to shareholders to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders; (ii) critical financial reporting issues, policies and practices, including changes in or adoptions of accounting principles and disclosure practices, review significant period-end adjustments and any other matters required to be communicated to the Audit Committee by the auditors; and (iii) the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used and particularly, the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

•	Review with financial management and the independent auditors quarterly and annual earnings releases and press releases containing historical or forward-looking financial information before the reports are filed with the Securities and Exchange Commission, or other regulators, or the releases are published.

•	Review succession planning with respect to accounting and financial human resources within the Company.

•	Report the results of the annual audit to the Board of Directors and, if requested by the Board, invite the independent auditors to attend the full Board of Directors’ meeting to assist in reporting the results of the annual audit or to answer the directors’ questions.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel, accountants, or others for this purpose to assist it in its investigation or for any other reason deemed advisable by a majority of the Audit Committee or its Chair.

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•	Obtain the approval of the full Board of Directors of this Charter, and review and reassess this charter at least annually or as conditions dictate.

•	Confirm in writing annually to the NASD, or more frequently if there are any changes on the Audit Committee, regarding independence, financial capabilities and the annual review and reassessment of the Audit Committee Charter.

•	Review and concur with the Company’s Board of Directors in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer of the Company.

•	Affirm in the Company’s Proxy Statement that the Committee has fulfilled its responsibilities during the year in compliance with the Charter. The Audit Committee Charter will be included in the Proxy Statement every three years or when significant amendments are made to it.

•	Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the external audit of the Company, as the Audit Committee may, in its discretion, determine to be advisable.

Procedures for Responding to Concerns

Every employee of or consultant to the Company who has, or who hears expressed by another person, any concerns about the manner in which the Company’s financial statements or public reports are prepared, the sufficiency of its internal financial controls, the honesty or competence of its financial management or independent auditors or any other matter within the purview of the Audit Committee is directed and strongly encouraged to report the matter promptly to any member of the Audit Committee. The Audit Committee will attempt to keep the name of the person reporting the potential issue confidential to the extent requested by that person and not inconsistent with the best interests of the Company. The Audit Committee will not tolerate retaliation against any person who reports potential issues to the Audit Committee in good faith.

Any member of the Audit Committee who receives such a complaint or inquiry shall notify the Chair of the Audit Committee, who shall then notify the other members of the Audit Committee. The Audit Committee will then promptly decide on an appropriate methodology to investigate, understand and resolve the potential issue in a timely fashion. To do so, the Audit Committee has the power to retain outside counsel, accountants and other professionals to assist in responding to and investigating any issue. After review and discussion in an executive session and (as the Audit Committee deems necessary) with the full Board of Directors and with outside counsel or other outside advisors, the Audit Committee shall seek to promptly address the concerns and respond privately or publicly, as appropriate, to address the matter. The decision of the Audit Committee in any such matter will be final and binding on the Company without further action of the Board of Directors.

Annex B - 5

Approved by the Board of Directors and the Audit Committee as of August 23, 2002.

/s/ Joseph J. Kearns	/s/ Daniel Greenberg
Chairman, Audit Committee	Chairman of the Board of Directors

Annex B - 6

APPENDIX A

To help maintain internal audit controls, the following non-audit services shall not be performed by Electro Rent’s independent auditors (“Prohibited Services”):

•	Bookkeeping or other services related to the Company’s accounting records;

•	Financing information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker, dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit; and

•	Any other service the SEC or the NASDAQ determines, by regulations is not permitted.

Some factors which may be considered by the Audit Committee when deciding whether to approve audit and non-audit services, which are not Prohibited Services, include:

1.	Whether the service facilitates the performance of the audit, improves the Company’s financial reporting process, or is otherwise in the interest of the Company and its shareholders.

2.	Whether the service is being performed principally for the Audit Committee.

3.	The effects of the service, if any, on audit effectiveness or on the quality and timeliness of the Company’s financial reporting process.

4.	Whether the service would be performed by specialists who ordinarily also provide recurring audit support.

5.	Whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the Company’s business and operations.

6.	Whether the role of those performing the service would be inconsistent with the auditor’s role.

7.	Whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management.

8.	Whether the auditors, in effect, would be auditing their own numbers.

9.	Whether the project must be started and completed very quickly.

10.	The size of the fee(s) for the non-audit service(s).

Annex B - 7

ELECTRO
RENT
CORPORATION
6060 Sepulveda Boulevard              PROXY
Van Nuys, California 91411-2512

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Daniel Greenberg, William Weitzman and Joseph J. Kearns as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Electro Rent Corporation held of record by the undersigned on August 23, 2002 at the annual meeting of shareholders to be held on October 10, 2002, or any adjournment thereof.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY (to vote for all nominees listed below) ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name on the list below.)

G. D. Barrone, N. Y. Bekavac, D. Greenberg, J. J. Kearns,

S. L. Kling, J. S. Pignatelli, W. Weitzman

2.	PROPOSAL TO APPROVE THE CORPORATION’S 2002 EMPLOYEE STOCK OPTION PLAN.

☐  FOR ☐  AGAINST ☐  ABSTAIN

3.	PROPOSAL TO APPROVE THE SELECTION OF DELOITTE & TOUCHE LLP as the independent auditors of the corporation.

☐  FOR ☐  AGAINST ☐  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

☐  FOR ☐  AGAINST ☐  ABSTAIN

    This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the seven nominees for directors and for proposals 2, 3 and 4.

    Please sign exactly as name appears of record on your stock certificates. When shares are held by joint tenants, both should sign.

DATED: , 2002

Signature

Title

Signature, if held jointly

When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.